EXHIBIT 32.2


                                 CERTIFICATION
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of UHF Logistics Group, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Parrish Medley, Secretary, Treasurer, Principal Accounting Officer and Director of the Company, certify, pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to {section}906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.



Date:   January 19, 2011


/s/ Parrish Medley
PARRISH MEDLEY
Secretary, Treasurer, Principal Accounting Officer
and Director

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